UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2009
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 4, 2009, Emulex Corporation (the “Company”) issued a press release announcing that its Board of Directors, with the assistance of its financial and legal advisors, has completed its evaluation of the unsolicited, non-binding proposal received on April 21, 2009 from Broadcom Corporation to acquire the Company for $9.25 per share in cash and has unanimously determined that the Broadcom proposal significantly undervalues the Company and is not in the best interest of the Company’s stockholders. A copy of the press release is furnished as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description
99.1	Press Release of Emulex Corporation, dated May 4, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
Date: May 4, 2009	BY:	/s/ Michael J. Rockenbach
Michael J. Rockenbach,
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit
No.	Description
99.1	Press Release of Emulex Corporation, dated May 4, 2009

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